SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                               September 19, 2003



                RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.
           (Exact name of the registrant as specified in it's charter)


Delaware                            333-76246             41-1808858

(State or other               (Commission File Number)     (I.R.S. Employee
jurisdiction of incorporation)                            Identification No.)

8400 Normandale Lake Boulevard
Minneapolis, Minnesota                                           55437
(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code               (952) 857-7000


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Item 5. Other Events

See the respective monthly reports, each reflecting the required information for the September, 2003 distribution to holders of the following series of Conduit Mortgage Pass-Through Certificates.


Master Serviced by Residential Funding Corporation

1996-RHS4  RFM2  1997-GMACM4  RFM2  1997-HI1  RFM2  1997-HI3  RFM2 1998-HI2 RFM2
1998-HI4  RFM2  1999-HI1 RFM2 1999-HI4 RFM2 1999-HI6 RFM2 1999-HI8 RFM2 1999-HS5
RFM2  1999-HS7  RFM2  2000-HI1  RFM2  2000-HI2  RFM2 2000-HI3 RFM2 2000-HI4 RFM2
2000-HI5  RFM2  2000-HS1 RFM2 2001-HI1 RFM2 2001-HI2 RFM2 2001-HI3 RFM2 2001-HI4
RFM2  2001-HS1  RFM2  2001-HS2  RFM2  2001-HS3  RFM2 2002-HI1 RFM2 2002-HI2 RFM2
2002-HI3  RFM2  2002-HI4 RFM2 2002-HI5 RFM2 2002-HS1 RFM2 2002-HS2 RFM2 2002-HS3
RFM2 2003-HI1 RFM2 2003-HI2 RFM2 2003-HS1 RFM2 2003-HS2 RFM2



Item 7. Financial Statements and Exhibits

(a) Not applicable (b) Not applicable (c) See Item 5



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                                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.


By:     /s/ Barbara Wendt
Name:   Barbara Wendt
Title:  Managing Director
Dated:  September 19, 2003

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